UNITED NATIONAL BANCORP REPORTS
                               INCREASED EARNINGS


Bridgewater, NJ--January 20, 1999--United National Bancorp (Nasdaq: UNBJ), parent company of United National Bank, reported 1998 fourth quarter consolidated net income of $5,155,000, or $0.46 per diluted share, an increase of 10% over the $4,686,000, or $0.42 per diluted share reported for the fourth quarter of 1997. For the full year 1998, consolidated net income was
$15,600,000, or $1.39 per diluted share, an increase of 7.3% over the $14,539,000, or $1.30 per diluted share, reported in 1997. Consolidated net income in both 1998 and 1997 included one-time merger-related charges.

United National recorded a one-time charge of $1,694,000, or $0.15 per diluted share, net of taxes, relating to the acquisition of State Bank of South Orange during the third quarter of 1998. A one-time charge of $1,398,000, or $0.13 per diluted share, net of taxes, was recorded in 1997 for the acquisition of Farrington Bank. Excluding the one-time charges, earnings for the full year 1998 increased 8.5% to $17,294,000, or $1.54 per diluted share, from the $15,937,000, or $1.43 per diluted share recorded in 1997.

Total assets at December 31 were $1,488,593,000, and increase of 7.6% over year-end 1997 assets of $1,383,376,000. Deposits were $1,046,715,000 at year-end 1998. Loans, net of unearned income, were $753,748,000 at year-end 1998, an increase of 13.6% as compared to $663,566,000 at year-end 1997.

Key performance ratios, adjusted for the one-time charge, remained strong for 1998. Return on Average Assets for the full year was 1.19% while Return on Average Stockholders' Equity was 14.04%.

In September, United National Bank announced plans to acquire Raritan Bancorp, a $435 million asset bank holding company, whose principal subsidiary is Raritan Savings Bank. Upon completion of this merger, which is subject to necessary approvals, United National expects to be a $2 billion asset company.

United National Bancorp, headquartered in Bridgewater, New Jersey, is a $1.5 billion asset commercial bank holding company whose principal subsidiary is United National Bank. The Bank operates 28 offices throughout Essex, Hunterdon, Middlesex, Morris, Somerset, Union and Warren counties in New Jersey. United National provides a complete range of personal and business banking services as well as an array of trust and investment services. United Commercial Capital Group, a subsidiary of United National Bank, provides timely and innovative financing solutions for real estate and commercial transactions that do not fall within the boundaries of traditional bank financing. Visit United National on the World Wide Web at www.united-na_Hlt441475212t_Hlt441475212ional.com.

Contact: media, Donald Reinhard, 908-429-2370 or investors, Donald Malwitz, 908-429-2405, both of United National.

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

United National Bancorp
Consolidated Balance Sheets
(In Thousands, Except Per Share Data)

                                                                                December 31,
                                                                       --------------------------------
                                                                           1998              1997
                                                                       --------------    --------------
ASSETS
Cash and Due From Banks                                                     $ 41,855          $ 43,807
Federal Funds Sold                                                                 -             7,325
Securities Available for Sale, at Market Value                               580,133           553,000
Securities Held to Maturity                                                   42,471            45,308
Trading Account Securities, at Market Value                                    1,239             1,221

Loans (Net of Unearned Income)                                               753,748           663,566
    Less: Allowance for Possible Loan Losses                                   7,582             8,434
                                                                       --------------    --------------
    Loans, Net                                                               746,166           655,132

Mortgage Loans Held for Sale                                                     128                 -
Premises and Equipment , Net                                                  23,530            23,501
Investment in Joint Venture                                                    2,931             3,151
Other Real Estate, Net                                                           507             1,462
Intangible Assets, Primarily Core Deposit Premiums                             8,973            10,818
Other Assets                                                                  40,660            38,651
                                                                       --------------    --------------

       TOTAL ASSETS                                                       $1,488,593        $1,383,376
                                                                       ==============    ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Demand Deposits                                                            $ 203,129         $ 178,784
Savings Deposits                                                             415,546           401,399
Time Deposits                                                                428,040           475,436
                                                                       --------------    --------------
       Total Deposits                                                      1,046,715         1,055,619

Short-Term Borrowings                                                        154,635            79,546
Other Borrowings                                                             119,942            92,706
Other Liabilities                                                             21,056            18,878
                                                                       --------------    --------------
       TOTAL LIABILITIES                                                   1,342,348         1,246,749
                                                                       --------------    --------------

Series B Capital Securities                                                   20,000            20,000

STOCKHOLDERS' EQUITY
Common Stock ($1.25 Par Value Per Share)                                      13,989            12,704
Additional Paid-In Capital                                                   105,661            84,107
Retained Earnings                                                              1,542            15,607
Treasury Stock                                                                (1,352)           (1,352)
Restricted Stock                                                                 (64)              (73)
Accumulated Other Comprehensive Income                                         6,469             5,634
                                                                       --------------    --------------
       TOTAL STOCKHOLDERS' EQUITY                                            126,245           116,627
                                                                       --------------    --------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $1,488,593        $1,383,376
                                                                       ==============    ==============

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

United National Bancorp
Consolidated Statements of Income
(In Thousands, Except Per Share Data)
                                                             Three Months Ended                Twelve Months Ended
                                                                December 31,                      December 31,
                                                            1998            1997              1998            1997
                                                            ------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                                    $15,757         $15,687           $62,645         $60,788
Interest and Dividends on Securities Available for Sale:
     Taxable                                                    8,481           7,858            33,434          25,602
     Tax-Exempt                                                   838             667             2,978           2,409
Interest on Securities Held to Maturity:
     Taxable                                                      347             675             1,697           3,141
     Tax-Exempt                                                   239             143               880             594
Dividends on Trading Account Securities                             6               6                26              18
Interest on Federal Funds Sold and Deposits
     with Federal Home Loan Bank                                   82             306               946           1,216
                                                               ------          ------           -------          -------
         TOTAL INTEREST INCOME                                 25,750          25,342           102,606          93,768
                                                               ------          ------           -------          -------

INTEREST EXPENSE
Interest on Savings Deposits                                    1,868           2,114             6,792           7,394
Interest on Time Deposits                                       5,982           6,447            25,515          24,507
Interest on Short-Term Borrowings                               1,070           1,092             5,043           3,543
Interest on Other Borrowings                                    2,633           1,680             8,192           3,498
                                                               ------          ------           -------          -------
         TOTAL INTEREST EXPENSE                                11,553          11,333            45,542          38,942
                                                               ------          ------           -------          -------

Net Interest Income                                            14,197          14,009            57,064          54,826
Provision for Possible Loan Losses                                975             988             3,144           3,832
                                                               ------          ------           -------          -------
Net Interest Income After Provision for Possible Loan Losses   13,222          13,021            53,920          50,994
                                                               ------          ------           -------          -------
NON-INTEREST INCOME
Trust Income                                                    1,142           1,376             5,454           4,976
Service Charges on Deposit Accounts                             1,050           1,100             4,443           4,504
Other Service Charges, Commissions and Fees                     1,665           1,578             6,553           6,207
Net Gains from Securities Transactions                          2,846             990             3,850           1,820
Other Income                                                      578             863             2,481           2,423
                                                               ------          ------           -------          -------
         TOTAL NON-INTEREST INCOME                              7,281           5,907            22,781          19,930
                                                               ------          ------           -------          -------
NON-INTEREST EXPENSE
Salaries, Wages and Employee Benefits                           5,197           4,842            21,282          20,611
Occupancy Expense, Net                                            930             820             3,666           3,357
Furniture and Equipment Expense                                   938             921             3,665           3,167
Data Processing Expense                                         1,529           1,628             7,191           5,324
Distributions on Series B Capital Securities                      500             500             2,002           1,557
Amortization of Intangible Assets                                 643             440             1,845           1,760
Net Cost to Operate Other Real Estate                             107              37               225             250
Merger Related Charge & Loss on Disposition of Assets               -               -             2,179           2,208
Other Expenses                                                  3,297           2,937            12,500          11,314
                                                               ------          ------           -------          -------
         TOTAL NON-INTEREST EXPENSE                            13,141          12,125            54,555          49,548
                                                               ------          ------           -------          -------
Income Before Provision for Income Taxes                        7,362           6,803            22,146          21,376
Provision for Income Taxes                                      2,207           2,117             6,546           6,837
                                                               ------          ------           -------          -------
NET INCOME                                                     $5,155          $4,686           $15,600         $14,539
                                                               ======          ======           =======         ========
NET INCOME PER COMMON SHARE:
     Basic                                                      $0.46           $0.42             $1.41           $1.31
                                                               ======          ======           =======          =======
     Diluted                                                    $0.46           $0.42             $1.39           $1.30
                                                               ======          ======           =======          =======
Weighted Average Shares Outstanding:
     Basic                                                     11,087          11,070            11,084          11,068
     Diluted                                                   11,245          11,186            11,248          11,177

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

United National Bancorp
Consolidated Financial Highlights
December 31, 1998
(Dollars in Thousands, Except Share Data)

                                                          Three Months Ended          Twelve Months Ended
                                                             December 31,                December 31,
                                                       -------------------------    ------------------------ -
                                                          1998          1997          1998         1997
                                                       ------------  -----------    ----------  ------------ -
Results of Operations:
Net Income                                                  $5,155       $4,686       $15,600       $14,539
Net Income Before One Time Charges                           5,155        4,686        17,294        15,937

Net Income per Common Share (1)               Basic           0.46         0.42         $1.41         $1.31
                                              Diluted         0.46         0.42         $1.39         $1.30

Net Income Before Merger Related Charge (1)   Basic           0.46         0.42          1.56          1.44
                                              Diluted         0.46         0.42          1.54          1.43
Adjusted Financial Ratios (2):
Return on Average Assets                                     1.36%         1.36%         1.19%         1.26%
Return on Average Stockholders' Equity                      15.75%        16.16%        14.04%        14.72%

Financial Ratios:
Return on Average Assets                                     1.36%         1.36%         1.08%         1.15%
Return on Average Stockholders' Equity                      15.75%        16.16%        12.67%        13.43%

Net Interest Margin (Taxable Equivalent Basis)                4.30%        4.65%         4.46%         4.86%
Net Interest Income (Taxable Equivalent Basis)             $14,763      $14,441        59,097        56,422
Non-Interest Income                                          7,281        5,907        22,781        19,930
Non-Interest Expense                                        13,141       12,125        54,555        49,548

Merger Related Charge (Pre-Tax)                                  -            -         2,179         2,208
Distributions on Series B Capital Securities                   500          500         2,002         1,557
Provision for Possible Loan Losses                             975          988         3,144         3,832
Efficiency Ratio (3)                                         63.63%       59.11%        63.55%        59.98%
Dividends Declared per Common Share (1)                      $0.20        $0.14         $0.65         $0.52

Financial Condition:
AVERAGE :
Securities, net                                           $687,243     $570,008      $629,016      $486,569
Total Loans                                                722,519      657,081       689,021       656,322
Earning Assets                                           1,371,958    1,243,215     1,324,291     1,161,924
Total Assets                                             1,504,251    1,363,050     1,448,052     1,262,436
Deposits                                                 1,081,245    1,037,564     1,068,732     1,010,045
Total Stockholders' Equity                                 129,870      115,059       123,174       108,234

PERIOD END:
Securities, net                                           $623,843     $599,529
Total Loans                                                753,748      663,566
Allowance for Possible Loan Losses                           7,582        8,434
Total Assets                                             1,488,593    1,383,376
Deposits                                                 1,046,715    1,055,619
Total Stockholders' Equity                                 126,245      116,627
Book Value Per Share (1)                                     11.39        10.53
Common Shares Outstanding (1)                           11,087,382   11,075,262

ASSET QUALITY:
Impaired Loans                                              $5,282       $6,504
Renegotiated Loans                                              42           53
Loans Past Due 90 Days but Still Accruing                    1,289        2,365
Assets Acquired in Foreclosure                                 558        1,637
                                                       ------------  -----------
   Total Non-Performing Assets                              $7,171      $10,559
                                                       ------------  -----------
Net Charge-Offs                                               $752       $1,060        $3,996        $4,307
Foreclosed Property Expense                                    100           37           218           250
Allowance for Loan Losses to Total Loans                      1.01%        1.27%
Allowance for Loan Losses to Non-Performing Loans           114.65%       94.53%
Non-Performing Assets to Total Loans  and
   Assets Acquired in Foreclosure                             0.95%        1.59%

CAPITAL ADEQUACY :
Tier I Leverage Ratio                                         8.76%        8.93%
Tier I Capital to Risk-Weighted Assets                       13.77%       14.56%
Tier I & Tier II Capital to Risk-Weighted Assets             14.57%       15.57%

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(1) Adjusted for subsequent stock dividends and splits.

(2) Excluding merger related charges in 1998 and 1997 and loss on disposition of assets in 1997.

(3) Distributions on Series B Capital Securities have been reclassified from non-interest expense to interest expense for purposes of this calculation.